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                                                                 EXHIBIT (10)(R)

                                    ADDENDUM

         THIS ADDENDUM made this 7th day of January, 1994, is an addendum to the Termination Agreement dated May 1, 1992, by and between First Bancorporation of Ohio ("Company") and Richard L.
Hardgrove ("Employee").

         WHEREAS, the Company and Employee have entered into a Termination Agreement to assure adherence to the policy of the Board of Directors in the event another entity acquires control of the Company; and

         WHEREAS, the Company and Employee mutually desire to amend the terms of the Termination Agreement;

         NOW, THEREFORE, for good and valuable consideration, the Company and Employee hereby agree that the Termination Agreement shall be amended as follows:

                 (1) Paragraph 6(b) is hereby amended to read in its entirety as follows:

                         "6(b)  If either of the conditions in subparagraph
                 (a) above are satisfied, the compensation and benefits described in subparagraph (c) below shall continue to be paid or provided until the first to occur of: (1) the expiration of a period of twenty-four (24) Months after the Date of Termination of the Employee's employment by the Company or the Bank or (2) the date as of which the employee obtains comparable employment with another employer. In no event, however, shall such compensation and benefits continue beyond age sixty-five (65) or the Employee's death, whichever first occurs. For purposes of this subparagraph (b), the Employee shall be deemed to have obtained "comparable employment" if the annual compensation payable to the Employee with respect to his new position is substantially equivalent to the annual base salary being paid to the Employee by the Company or the Bank at the time that his employment is terminated. Also, for purposes of this Agreement, the term "Month" shall mean a period of thirty (30) days."

                 (2) Paragraph 6(c)(2) is hereby amended to read in its entirety as follows:

                         "6(c)(2) INCENTIVE COMPENSATION.  The Company
                 shall pay to the Employee an incentive award as follows:
                 (A) on the first anniversary of the Date of Termination of the Employee's employment with the Company or the Bank the Company shall pay an amount equal to the average of the incentive compensation paid to the Employee in the two (2) calendar years immediately preceding the year in which a Change in Control occurs and






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                 (B) on the last day of the twenty-fourth (24th) Month
                 after the Date of Termination of the Employee's employment with the Company or the Bank the Company shall pay an amount equal to the amount paid pursuant to subparagraph (A) above."

                 (3) Paragraph 9(1) is hereby amended to read in its entirety as follows:

                         "9(1)            the last day of the twenty-fourth
                 (24th) Month, as defined in paragraph 6, after a Change in Control occurs; or"

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum on the date above first written.

                                                    FIRST BANCORPORATION OF OHIO



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
Attest:/s/ Terry E. Patton                                 By:/s/ Howard L. Flood
       --------------------------                             -------------------------------
                                                           Name:           Howard L. Flood
                                                           Title:          President and Chief
                                                                           Executive Officer

                                                           COMPANY


Witness:/s/ Christopher J. Maurer                          /s/ Richard L. Hardgrove
       --------------------------                             -------------------------------
                                                               Richard L. Hardgrove

                                                           EMPLOYEE
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